Exhibit 99.1
Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council

1
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only — FFIEC 041

Institution Name	CAPITALSOURCE BANK
City	LOS ANGELES
State	CA
Zip Code	90071
Call Report Quarter End Date	12/31/2010
Report Type	041
RSSD-ID	3806100
FDIC Certificate Number	58878
OCC Charter Number	0
ABA Routing Number	322286447
Last updated on	1/30/2011
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR — Not Reported, CONF — Confidential

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	2
Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20101231	1.
2. FDIC certificate number	RSSD9050	58878	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Los Angeles	4.
5. State abbreviation	RSSD9200	CA	5.
6. Zip code	RSSD9220	90071	6.

(RSSD9017) CapitalSource Bank

Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T – Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980		2.
Schedule RI — Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. Loans secured by real estate:			1.a.1.
a. Loans secured by 1-4 family residential properties	RIAD4435	0	1.a.1.a.
b. All other loans secured by real estate	RIAD4436	103,550	1.a.1.b.
2. Commercial and industrial loans	RIAD4012	135,974	1.a.2.
3. Loans to individuals for household, family, and other personal expenditures:			1.a.3.
a. Credit cards	RIADB485	0	1.a.3.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	0	1.a.3.b.
4. Loans to foreign governments and official institutions	RIAD4056	0	1.a.4.
5. All other loans	RIAD4058	39,003	1.a.5.
6. Total interest and fee income on loans	RIAD4010	278,527	1.a.6.
b. Income from lease financing receivables	RIAD4065	1,729	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	246	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	6,952	1.d.1.
2. Mortgage-backed securities	RIADB489	51,746	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	1,260	1.d.3.
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	4

Dollar amounts in thousands
g. Other interest income	RIAD4518	620	1.g.
h. Total interest income	RIAD4107	341,080	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	0	2.a.1.
2. Nontransaction accounts:			2.a.2.
a. Savings deposits (includes MMDAs)	RIAD0093	8,291	2.a.2.a.
b. Time deposits of $100,000 or more	RIADA517	23,380	2.a.2.b.
c. Time deposits of less than $100,000	RIADA518	28,381	2.a.2.c.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	5,215	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense	RIAD4073	65,267	2.e.
3. Net interest income	RIAD4074	275,813	3.
4. Provision for loan and lease losses	RIAD4230	117,105	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	0	5.a.
b. Service charges on deposit accounts	RIAD4080	220	5.b.
c. Trading revenue	RIADA220	0	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	20,971	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	-750	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-1,858	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	0	5.k.
l. Other noninterest income	RIADB497	6,701	5.l.
m. Total noninterest income	RIAD4079	25,284	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	0	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	43,694	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	14,030	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	196	7.c.2.
d. Other noninterest expense	RIAD4092	60,828	7.d.
e. Total noninterest expense	RIAD4093	118,748	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	65,244	8.
9. Applicable income taxes (on item 8)	RIAD4302	13,629	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	51,615	10.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 5

Dollar amounts in thousands
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	51,615	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	51,615	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	323	M.5.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD4024	0	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	NR	M.8.a.
b. Foreign exchange exposures	RIAD8758	NR	M.8.b.
c. Equity security and index exposures	RIAD8759	NR	M.8.c.
d. Commodity and other exposures	RIAD8760	NR	M.8.d.
e. Credit exposures	RIADF186	NR	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			M.14.
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.
Schedule RI-A — Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	868,324	1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 6

Dollar amounts in thousands
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors	RIADB507	0	2.
3. Balance end of previous calendar year as restated	RIADB508	868,324	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	51,615	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	1,317	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	3,388	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	924,644	12.
Schedule RI-B Part I – Charge-offs and Recoveries on Loans and Leases

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	53,856	RIADC894	0	1.a.2.
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	0	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	0	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RIAD3588	258	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	5,252	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	80,096	RIADC898	0	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					3.
4. Commercial and industrial loans	RIAD4638	4,439	RIAD4608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	0	RIADB517	0	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	834	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total	RIAD4635	144,735	RIAD4605	0	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Not available					M.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 7

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.
Schedule RI-B Part II — Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	152,508	1.
2. Recoveries	RIAD4605	0	2.
3. Charge-offs	RIADC079	121,394	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	23,341	4.
5. Provision for loan and lease losses	RIAD4230	117,105	5.
6. Adjustments	RIADC233	0	6.
7. Balance end of current period	RIAD3123	124,878	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	141	M.4.
Schedule RI-E — Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	4,265	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Click here for value	1.i.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 8

Dollar amounts in thousands
2. Amount of component	RIAD4461	1,049	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	CRA grant income	1.j.1.
2. Amount of component	RIAD4462	600	1.j.2.
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463	Letter of credit fees	1.k.1.
2. Amount of component	RIAD4463	911	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	2,284	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	1,960	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	31,458	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Loan servicing expenses	2.m.1.
2. Amount of component	RIAD4467	6,049	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	Real estate owned expenses	2.n.1.
2. Amount of component	RIAD4468	4,988	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 9

Dollar amounts in thousands
a. Cumulative effect of the initial application of FASB ASC 810-10 (former FAS 167) related to newly consolidated variable interest entities	RIADJ536	0	4.a.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498		5.a.1.
2. Amount of component	RIAD4498	0	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769		7.b.

(TEXT4461) Income on CRA investments

(TEXT4464) Intercompany loan sourcing fees

Schedule RC — Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCON0081	172,701	1.a.
b. Interest-bearing balances	RCON0071	64,450	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	321,983	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	1,512,775	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	14,201	4.a.
b. Loans and leases, net of unearned income	RCONB528	3,763,773	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	124,878	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	3,638,895	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	11,860	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	46,750	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	13	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCON3163	173,135	10.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 10

Dollar amounts in thousands
b. Other intangible assets (from Schedule RC-M)	RCON0426	20	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	178,121	11.
12. Total assets (sum of items 1 through 11)	RCON2170	6,134,904	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	4,621,273	13.a.
1. Noninterest-bearing	RCON6631	1,399	13.a.1.
2. Interest-bearing	RCON6636	4,619,874	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	412,000	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	176,987	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	5,210,260	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	921,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	25,193	25.
26. Not available			26.
a. Retained earnings	RCON3632	-27,573	26.a.
b. Accumulated other comprehensive income	RCONB530	6,024	26.b.
c. Other equity capital components	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	924,644	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCON3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	924,644	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	6,134,904	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2009
	RCON6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.
Schedule RC-A — Cash and Balances Due From Depository Institutions

Dollar amounts in thousands
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	0	1.a.
b. Currency and coin	RCON0080	350	1.b.
2. Balances due from depository institutions in the U.S:			2.
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S	RCON0085	173,017	2.b.
3. Balances due from banks in foreign countries and foreign central banks:			3.
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	63,784	4.
5. Total	RCON0010	237,151	5.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 11
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
1. U.S. Treasury securities	RCON0211	RCON0213	RCON1286	RCON1287
	0	0	69,958	69,982	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
a. Issued by U.S. Government agencies	RCON1289	RCON1290	RCON1291	RCON1293
	0	0	20,629	20,151	2.a.
b. Issued by U.S. Government-sponsored agencies	RCON1294	RCON1295	RCON1297	RCON1298
	0	0	431,400	431,292	2.b.
3. Securities issued by states and political subdivisions in the U.S	RCON8496 0	RCON8497 0	RCON8498 0	RCON8499 0	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities:					4.a.
1. Guaranteed by GNMA	RCONG300	RCONG301	RCONG302	RCONG303
	0	0	137,004	139,773	4.a.1.
2. Issued by FNMA and FHLMC	RCONG304	RCONG305	RCONG306	RCONG307
	0	0	129,045	133,767	4.a.2.
3. Other pass-through securities	RCONG308	RCONG309	RCONG310	RCONG311
	0	0	0	0	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG312 0	RCONG313 0	RCONG314 521,621	RCONG315 520,963	4.b.1.
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG316 0	RCONG317 0	RCONG318 0	RCONG319 0	4.b.2.
3. All other residential MBS	RCONG320	RCONG321	RCONG322	RCONG323
	0	0	112,917	113,684	4.b.3.
c. Commercial MBS:					4.c.
1. Commercial mortgage pass-through securities	RCONG324	RCONG325	RCONG326	RCONG327
	0	0	0	0	4.c.1.
2. Other commercial MBS	RCONG328	RCONG329	RCONG330	RCONG331
	184,473	195,438	72,771	75,651	4.c.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 12

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities and structured financial products:					5.
a. Asset-backed securities (ABS)	RCONC026	RCONC988	RCONC989	RCONC027
	137,510	137,510	0	0	5.a.
b. Structured financial products:					5.b.
1. Cash	RCONG336	RCONG337	RCONG338	RCONG339
	0	0	0	0	5.b.1.
2. Synthetic	RCONG340	RCONG341	RCONG342	RCONG343
	0	0	0	0	5.b.2.
3. Hybrid	RCONG344	RCONG345	RCONG346	RCONG347
	0	0	0	0	5.b.3.
6. Other debt securities:					6.
a. Other domestic debt securities	RCON1737	RCON1738	RCON1739	RCON1741
	0	0	4,998	5,120	6.a.
b. Foreign debt securities	RCON1742	RCON1743	RCON1744	RCON1746
	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA510 2,392	RCONA511 2,392	7.
8. Total	RCON1754	RCON1771	RCON1772	RCON1773
	321,983	332,948	1,502,735	1,512,775	8.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	13
Schedule RC-B — Securities

Dollar amounts in thousands
1. Pledged securities	RCON0416	1,185,587	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S.Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA549	386,305	M.2.a.1.
2. Over three months through 12 months	RCONA550	35,163	M.2.a.2.
3. Over one year through three years	RCONA551	74,538	M.2.a.3.
4. Over three years through five years	RCONA552	128,425	M.2.a.4.
5. Over five years through 15 years	RCONA553	19,474	M.2.a.5.
6. Over 15 years	RCONA554	20,151	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA555	9,065	M.2.b.1.
2. Over three months through 12 months	RCONA556	9,704	M.2.b.2.
3. Over one year through three years	RCONA557	92,416	M.2.b.3.
4. Over three years through five years	RCONA558	30,545	M.2.b.4.
5. Over five years through 15 years	RCONA559	74,866	M.2.b.5.
6. Over 15 years	RCONA560	56,943	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCONA561	256,097	M.2.c.1.
2. Over three years	RCONA562	638,674	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	421,468	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCON8782	43,276	M.4.a.
b. Fair value	RCON8783	43,518	M.4.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	14
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):					M.5.
a. Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
	0	0	0	0	M.5.a.
b. Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
	0	0	0	0	M.5.b.
c. Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
	0	0	0	0	M.5.c.
d. Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
	0	0	0	0	M.5.d.
e. Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857
	0	0	0	0	M.5.e.
f. Other	RCONB858	RCONB859	RCONB860	RCONB861
	137,510	137,510	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):					M.6.
a. Trust preferred securities issued by financial	RCONG348	RCONG349	RCONG350	RCONG351
institutions	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
c. Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S.	RCONG360	RCONG361	RCONG362	RCONG363
government-sponsored enterprises (GSEs)	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
g. Other collateral or reference assets	RCONG372	RCONG373	RCONG374	RCONG375
	0	0	0	0	M.6.g.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	15
Schedule RC-C Part I — Loans and Leases

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	182,663	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	0	1.c.2.a.
b. Secured by junior liens			RCON5368	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	329,077	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	130,631	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	1,155,139	1.e.2.
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					2.a.
1. To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.1.
2. To other commercial banks in the U.S	RCONB533	0			2.a.2.
b. To other depository institutions in the U.S	RCONB534	0			2.b.
c. To banks in foreign countries:					2.c.
1. To foreign branches of other U.S. banks	RCONB536	0			2.c.1.
2. To other banks in foreign countries	RCONB537	0			2.c.2.
3. Loans to finance agricultural production and other loans to farmers			RCON1590	0	3.
4. Commercial and industrial loans			RCON1766	1,534,973	4.
a. To U.S. addressees (domicile)	RCON1763	1,508,489			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	26,484			4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)			RCON2011	0	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S			RCON2107	53,882	8.
9. Loans to nondepository financial institutions and other loans:					9.
a. Loans to nondepository financial institutions			RCONJ454	7,886	9.a.
b. Other loans			RCONJ464	294,737	9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	32,279			9.b.1.
2. All other loans (exclude consumer loans)	RCONJ451	262,458			9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	88,986	10.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	16

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	88,986			10.b.
11. Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income			RCON2122	3,777,974	12.
Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1616	35,598	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA564	0	M.2.a.1.
2. Over three months through 12 months	RCONA565	0	M.2.a.2.
3. Over one year through three years	RCONA566	0	M.2.a.3.
4. Over three years through five years	RCONA567	0	M.2.a.4.
5. Over five years through 15 years	RCONA568	0	M.2.a.5.
6. Over 15 years	RCONA569	0	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.b.
1. Three months or less	RCONA570	932,895	M.2.b.1.
2. Over three months through 12 months	RCONA571	358,014	M.2.b.2.
3. Over one year through three years	RCONA572	1,060,206	M.2.b.3.
4. Over three years through five years	RCONA573	743,750	M.2.b.4.
5. Over five years through 15 years	RCONA574	346,864	M.2.b.5.
6. Over 15 years	RCONA575	96,775	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	512,372	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B	RCON2746	263,292	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	0	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCONB837	0	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			M.7.
a. Outstanding balance	RCONC779	32,594	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	19,251	M.7.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	17

Dollar amounts in thousands
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			M.8.
a.Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			M.10.
a. Loans secured by real estate:			M.10.a.
1. Construction, land development, and other land loans	RCONF578	NR	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF579	NR	M.10.a.2.
3. Secured by 1-4 family residential properties:			M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	NR	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.10.a.3.b.
1. Secured by first liens	RCONF581	NR	M.10.a.3.b.1.
2. Secured by junior liens	RCONF582	NR	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF583	NR	M.10.a.4.
5. Secured by nonfarm nonresidential properties	RCONF584	NR	M.10.a.5.
b. Commercial and industrial loans	RCONF585	NR	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.10.c.
1. Credit cards	RCONF586	NR	M.10.c.1.
2. Other revolving credit plans	RCONF587	NR	M.10.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF588	NR	M.10.c.3.
d. Other loans	RCONF589	NR	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			M.11.
a. Loans secured by real estate:			M.11.a.
1. Construction, and land development, and other land loans	RCONF590	NR	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF591	NR	M.11.a.2.
3. Secured by 1-4 family residential properties:			M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	NR	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.11.a.3.b.
1. Secured by first liens	RCONF593	NR	M.11.a.3.b.1.
2. Secured by junior liens	RCONF594	NR	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF595	NR	M.11.a.4.
5. Secured by nonfarm nonresidential properties	RCONF596	NR	M.11.a.5.
b. Commercial and industrial loans	RCONF597	NR	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.11.c.
1. Credit cards	RCONF598	NR	M.11.c.1.
2. Other revolving credit plans	RCONF599	NR	M.11.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF600	NR	M.11.c.3.
d. Other loans	RCONF601	NR	M.11.d.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	18
Schedule RC-C Part I – Loans and Leases

(Column C) Best
		(Column B)	estimate at
	(Column A) Fair	Gross	acquisition date
	value of	contractual	of contractual
	acquired loans	amounts	cash flows not
	and leases at	receivable at	expected to be
Dollar amounts in thousands	acquisition date	acquisition date	collected
12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:
M.12.

	RCONG091	RCONG092	RCONG093
a. Loans secured by real estate	0	0	0	M.12.a.

	RCONG094	RCONG095	RCONG096
b. Commercial and industrial loans	0	0	0	M.12.b.

c. Loans to individuals for household, family, and other personal	RCONG097	RCONG098	RCONG099
expenditures	0	0	0	M.12.c.

	RCONG100	RCONG101	RCONG102
d. All other loans and all leases	0	0	0	M.12.d.
Schedule RC-C Part I – Loans and Leases

Dollar amounts in thousands
13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	NR	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))
	RIADG377	NR	M.13.b.
14. Pledged loans and leases	RCONG378	161,419	M.14.
15. Reverse mortgages:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	0	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	0	M.15.a.2.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:
			M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	0	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	0	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	0	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	0	M.15.c.2.
Schedule RC-C Part II – Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less	RCON6999	No	1.

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Last Updated on 1/30/2011	19

Dollar amounts in thousands
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4	RCON5563	NR	2.b.
Schedule RC-C Part II – Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	1	RCON5565	3	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	20	RCON5567	1,930	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	188	RCON5569	47,620	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	1	RCON5571	3	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	16	RCON5573	2,889	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	96	RCON5575	45,991	4.c.
Schedule RC-C Part II – Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b.	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.
Schedule RC-C Part II – Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.

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Schedule RC-D — Trading Assets and Liabilities

Dollar amounts in thousands
1. U.S. Treasury securities	RCON3531	NR	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	NR	2.
3. Securities issued by states and political subdivisions in the U.S	RCON3533	NR	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	NR	4.a.
b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCONG380	NR	4.b.
c. All other residential MBS	RCONG381	NR	4.c.
d. Commercial MBS	RCONG382	NR	4.d.
5. Other debt securities:			5.
a. Structured financial products:			5.a.
1. Cash	RCONG383	NR	5.a.1.
2. Synthetic	RCONG384	NR	5.a.2.
3. Hybrid	RCONG385	NR	5.a.3.
b. All other debt securities	RCONG386	NR	5.b.
6. Loans:			6.
a. Loans secured by real estate:			6.a.
1. Construction, land development, and other land loans	RCONF604	NR	6.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF605	NR	6.a.2.
3. Secured by 1-4 family residential properties:			6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	NR	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			6.a.3.b.
1. Secured by first liens	RCONF607	NR	6.a.3.b.1.
2. Secured by junior liens	RCONF611	NR	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF612	NR	6.a.4.
5. Secured by nonfarm nonresidential properties	RCONF613	NR	6.a.5.
b. Commercial and industrial loans	RCONF614	NR	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			6.c.
1. Credit cards	RCONF615	NR	6.c.1.
2. Other revolving credit plans	RCONF616	NR	6.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF617	NR	6.c.3.
d. Other loans	RCONF618	NR	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	NR	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	NR	13.a.
b. Other trading liabilities	RCONF624	NR	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.

CAPITALSOURCE BANK	FFIEC 041
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Dollar amounts in thousands
1. Construction, land development, and other land loans	RCONF625	NR	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF626	NR	M.1.a.2.
3. Secured by 1-4 family residential properties:			M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	NR	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.1.a.3.b.
1. Secured by first liens	RCONF628	NR	M.1.a.3.b.1.
2. Secured by junior liens	RCONF629	NR	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF630	NR	M.1.a.4.
5. Secured by nonfarm nonresidential properties	RCONF631	NR	M.1.a.5.
b. Commercial and industrial loans	RCONF632	NR	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.1.c.
1. Credit cards	RCONF633	NR	M.1.c.1.
2. Other revolving credit plans	RCONF634	NR	M.1.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF635	NR	M.1.c.3.
d. Other loans	RCONF636	NR	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:			M.2.
a. Fair value	RCONF639	NR	M.2.a.
b. Unpaid principal balance	RCONF640	NR	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCONG299	NR	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	NR	M.3.b.
c. Corporate and similar loans	RCONG333	NR	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	NR	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	NR	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	NR	M.3.f.
g. Other collateral or reference assets	RCONG652	NR	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCONG387	NR	M.4.a.
b. Pledged loans	RCONG388	NR	M.4.b.
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCONF643	NR	M.5.a.
b. Home equity lines	RCONF644	NR	M.5.b.
c. Automobile loans	RCONF645	NR	M.5.c.
d. Other consumer loans	RCONF646	NR	M.5.d.
e. Commercial and industrial loans	RCONF647	NR	M.5.e.
f. Other	RCONF648	NR	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	NR	M.6.
7. Equity securities:			M.7.
a. Readily determinable fair values	RCONF652	NR	M.7.a.
b. Other	RCONF653	NR	M.7.b.
8. Loans pending securitization	RCONF654	NR	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655		M.9.a.1.
2. Amount of component	RCONF655	NR	M.9.a.2.

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Dollar amounts in thousands
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCONF656	NR	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCONF657	NR	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658		M.10.a.1.
2. Amount of component	RCONF658	NR	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCONF659	NR	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCONF660	NR	M.10.c.2.
Schedule RC-E – Deposit Liabilities

	(Column A)
	Transaction	(Column B)	(Column C)
	Accounts Total	Transaction	Nontransaction
	transaction	Accounts Memo:	Accounts Total
	accounts	Total demand	nontransaction
	(including total	deposits	accounts
	demand	(included in	(including
Dollar amounts in thousands	deposits)	column A)	MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549		RCONB550
	0		4,570,237	1.
2. U.S. Government	RCON2202		RCON2520
	0		0	2.
3. States and political subdivisions in the U.S	RCON2203		RCON2530
	0		51,036	3.
4. Commercial banks and other depository institutions in the U.S	RCONB551		RCONB552
	0		0	4.
5. Banks in foreign countries	RCON2213		RCON2236
	0		0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216		RCON2377
	0		0	6.
7. Total	RCON2215	RCON2210	RCON2385
	0	0	4,621,273	7.
Schedule RC-E — Deposit Liabilities

Dollar amounts in thousands
1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	389,289	M.1.a.
b. Total brokered deposits	RCON2365	0	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 23

Dollar amounts in thousands
1. Brokered deposits of less than $100,000	RCON2343	0	M.1.c.1.
2. Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	0	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.1.
2. Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less	RCONA244	0	M.1.d.2.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	RCON5590	50,786	M.1.e.
2. Components of total nontransaction accounts:			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	236,811	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	694,157	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	1,958,080	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	1,468,486	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	263,739	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	116,743	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	612,984	M.3.a.1.
2. Over three months through 12 months	RCONA580	974,512	M.3.a.2.
3. Over one year through three years	RCONA581	339,628	M.3.a.3.
4. Over three years	RCONA582	30,956	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	1,587,496	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	414,197	M.4.a.1.
2. Over three months through 12 months	RCONA585	902,131	M.4.a.2.
3. Over one year through three years	RCONA586	384,344	M.4.a.3.
4. Over three years	RCONA587	31,553	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	1,316,328	M.4.b.
Schedule RC-F – Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCONB556	11,013	1.
2. Net deferred tax assets	RCON2148	44,323	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCON1752	35,467	4.
5. Life insurance assets	RCONC009	0	5.
6. All other assets	RCON2168	87,318	6.
a. Prepaid expenses	RCON2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.

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Dollar amounts in thousands
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0	6.e.
f. Prepaid deposit insurance assessments	RCONJ449	CONF	6.f.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3549	Click here for value	6.g.1.
2. Amount of component	RCON3549	32,298	6.g.2.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3550		6.h.1.
2. Amount of component	RCON3550	0	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3551		6.i.1.
2. Amount of component	RCON3551	0	6.i.2.
7. Total	RCON2160	178,121	7.
(TEXT3549) CRA Investments
Schedule RC-G – Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits	RCON3645	15	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCON3646	87,339	1.b.
2. Net deferred tax liabilities	RCON3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCONB557	3,283	3.
4. All other liabilities	RCON2938	86,350	4.
a. Accounts payable	RCON3066	0	4.a.
b. Deferred compensation liabilities	RCONC011	0	4.b.
c. Dividends declared but not yet payable	RCON2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Click here for value	4.e.1.
2. Amount of component	RCON3552	80,195	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553		4.f.1.
2. Amount of component	RCON3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCON3554	0	4.g.2.
5. Total	RCON2930	176,987	5.
(TEXT3552) Intercompany payable
Schedule RC-K – Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCON3381	91,448	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCONB558	602,216	2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 25

Dollar amounts in thousands
3. Mortgage-backed securities	RCONB559	1,053,558	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCONB560	191,583	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			6.
a. Total loans	RCON3360	3,651,049	6.a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	0	6.b.1.
2. All other loans secured by real estate	RCON3466	1,751,615	6.b.2.
c. Commercial and industrial loans	RCON3387	1,495,781	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	0	6.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	0	6.d.2.
7. Trading assets	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	77,670	8.
9. Total assets	RCON3368	5,918,404	9.
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	0	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	952,298	11.a.
b. Time deposits of $100,000 or more	RCONA514	1,692,905	11.b.
c. Time deposits of less than $100,000	RCONA529	1,968,106	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON3355	317,337	13.
1. Loans to finance agricultural production and other loans to farmers	RCON3386	0	M.1.
Schedule RC-L – Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCON3814	0	1.a.
1. Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ477	0	1.a.1.
2. Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ478	0	1.a.2.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCON3815	0	1.b.
1. Unused consumer credit card lines	RCONJ455	0	1.b.1.
2. Other unused credit card lines	RCONJ456	0	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	78,889	1.c.1.b.
2. Not secured by real estate	RCON6550	63,026	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCONJ457	799,910	1.e.1.
2. Loans to financial institutions	RCONJ458	0	1.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	26

Dollar amounts in thousands
3. All other unused commitments	RCONJ459	16,874	1.e.3.
2. Financial standby letters of credit	RCON3819	40,910	2.
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	0	3.
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

	(Column A) Sold		(Column B) Purchased
Dollar amounts in thousands	Protection		Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCONC968	0	RCONC969	0	7.a.1.
2. Total return swaps	RCONC970	0	RCONC971	0	7.a.2.
3. Credit options	RCONC972	0	RCONC973	0	7.a.3.
4. Other credit derivatives	RCONC974	0	RCONC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCONC219	0	RCONC221	0	7.b.1.
2. Gross negative fair value	RCONC220	0	RCONC222	0	7.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
c. Notational amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCONG401	0	7.c.1.a.
b. Purchased protection	RCONG402	0	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCONG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0	7.c.2.c.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

(Column B)
Remaining
	(Column A)	Maturity of Over	(Column C)
	Remaining	One Year	Remaining
	Maturity of One	Through Five	Maturity of Over
Dollar amounts in thousands	Year or Less	Years	Five Years
d. Notional amounts by remaining maturity:				7.d.
1. Sold credit protection:				7.d.1.
a. Investment grade	RCONG406 0	RCONG407 0	RCONG408 0	7.d.1.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 27

(Column B)
Remaining
	(Column A)	Maturity of Over	(Column C)
	Remaining	One Year	Remaining
	Maturity of One	Through Five	Maturity of Over
Dollar amounts in thousands	Year or Less	Years	Five Years
b. Subinvestment grade	RCONG409	RCONG410	RCONG411
	0	0	0	7.d.1.b.

2. Purchased credit protection:				7.d.2.

a. Investment grade	RCONG412	RCONG413	RCONG414
	0	0	0	7.d.2.a.
b. Subinvestment grade	RCONG415	RCONG416	RCONG417
	0	0	0	7.d.2.b.
Schedule RC-L – Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCON3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCON3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCON3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 28
Schedule RC-L - Derivatives and Off-Balance Sheet Items

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
12. Gross amounts (e.g., notional amounts):					12.
a. Futures contracts	RCON8693	RCON8694	RCON8695	RCON8696
	0	0	0	0	12.a.
b. Forward contracts	RCON8697	RCON8698	RCON8699	RCON8700
	0	0	0	0	12.b.
c. Exchange-traded option contracts:					12.c.
1. Written options	RCON8701	RCON8702	RCON8703	RCON8704
	0	0	0	0	12.c.1.
2. Purchased options	RCON8705	RCON8706	RCON8707	RCON8708
	0	0	0	0	12.c.2.
d. Over-the-counter option contracts:					12.d.
1. Written options	RCON8709	RCON8710	RCON8711	RCON8712
	0	0	0	0	12.d.1.
2. Purchased options	RCON8713	RCON8714	RCON8715	RCON8716
	0	0	0	0	12.d.2.
e. Swaps	RCON3450	RCON3826	RCON8719	RCON8720
	0	18,633	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126	RCONA127	RCON8723	RCON8724
	0	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725	RCON8726	RCON8727	RCON8728
	0	18,633	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589
	0				14.a.
15. Not available					15.
a. Contracts held for trading:					15.a.
1. Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736
	0	0	0	0	15.a.1.
2. Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740
	0	0	0	0	15.a.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 29

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
b. Contracts held for purposes other than trading:					15.b.
1. Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744
	0	0	0	0	15.b.1.
2. Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748
	0	283	0	0	15.b.2.
Schedule RC-L - Derivatives and Off-Balance Sheet Items

		(Column B)			(Column E)
	(Column A)	Monoline		(Column D)	Corporations and
	Banks and	Financial	(Column C)	Sovereign	All Other
Dollar amounts in thousands	Securities Firms	Guarantors	Hedge Funds	Governments	Counterparties
16. Over-the counter derivatives:						16.
a. Net current credit exposure	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
	NR	NR	NR	NR	NR	16.a.
b. Fair value of collateral:						16.b.
1. Cash - U.S. dollar	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
	NR	NR	NR	NR	NR	16.b.1.
2. Cash - Other currencies	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
	NR	NR	NR	NR	NR	16.b.2.
3. U.S. Treasury securities	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
	NR	NR	NR	NR	NR	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
	NR	NR	NR	NR	NR	16.b.4.
5. Corporate bonds	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
	NR	NR	NR	NR	NR	16.b.5.
6. Equity securities	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
	NR	NR	NR	NR	NR	16.b.6.
7. All other collateral	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
	NR	NR	NR	NR	NR	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
	NR	NR	NR	NR	NR	16.b.8.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 30
Schedule RC-M - Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	0	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	0	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCON3164	0	2.a.
1. Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	20	2.c.
d. Total	RCON0426	20	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land	RCON5508	0	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	0	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	0	3.d.
e. Nonfarm nonresidential properties	RCON5512	46,750	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	46,750	3.g.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCONF055	151,000	5.a.1.a.
b. Over one year through three years	RCONF056	96,000	5.a.1.b.
c. Over three years through five years	RCONF057	150,000	5.a.1.c.
d. Over five years	RCONF058	15,000	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCON2651	151,000	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) — (d) above)	RCONF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCONF060	0	5.b.1.a.
b. Over one year through three years	RCONF061	0	5.b.1.b.
c. Over three years through five years	RCONF062	0	5.b.1.c.
d. Over five years	RCONF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCONB571	0	5.b.2.
c. Total	RCON3190	412,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any	TEXT4087	Click here for value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 1/30/2011	FFIEC 041 Quarter End Date 12/31/2010 31

Dollar amounts in thousands
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) — (d))	RCONF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	No	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b)	RCONJ452	0	13.a.
b. Other real estate owned (included in Schedule RC, item 7)	RCONJ453	0	13.b.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
d. Other assets	RCONJ462	0	13.d.
(TEXT4087) www.capitalsourcebank.com

Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans:				1.a.
1. 1-4 family residential construction loans	RCONF172	RCONF174	RCONF176
	0	0	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173 0	RCONF175 0	RCONF177 129,943	1.a.2.
b. Secured by farmland	RCON3493	RCON3494	RCON3495
	0	0	0	1.b.
c. Secured by 1-4 family residential properties:				1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398 0	RCON5399 0	RCON5400 0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
a. Secured by first liens	RCONC236	RCONC237	RCONC229
	0	0	0	1.c.2.a.
b. Secured by junior liens	RCONC238	RCONC239	RCONC230
	0	0	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCON3499 2,324	RCON3500 0	RCON3501 358	1.d.
e. Secured by nonfarm nonresidential properties:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential Properties	RCONF178 4,316	RCONF180 0	RCONF182 15,262	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179 0	RCONF181 0	RCONF183 53,176	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RCONB834 0	RCONB835 0	RCONB836 0	2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	32

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
3. Not applicable				3.
4. Commercial and industrial loans	RCON1606	RCON1607	RCON1608
	206	272	31,800	4.
5. Loans to individuals for household, family, and other personal expenditures:				5.
a. Credit cards	RCONB575	RCONB576	RCONB577
	0	0	0	5.a.
b. Other (includes single payment, installment, all student loans,	RCONB578	RCONB579	RCONB580
and revolving credit plans other than credit cards)	0	0	0	5.b.
6. Loans to foreign governments and official institutions	RCON5389	RCON5390	RCON5391
	0	0	0	6.
7. All other loans	RCON5459	RCON5460	RCON5461
	0	0	8,931	7.
8. Lease financing receivables	RCON1226	RCON1227	RCON1228
	0	0	0	8.
9. Debt securities and other assets (exclude other real estate owned	RCON3505	RCON3506	RCON3507
and other repossessed assets)	0	0	0	9.
10. Loans and leases reported in items 1 through 8 above which are	RCON5612	RCON5613	RCON5614
wholly or partially guaranteed by the U.S. Government (including loans	0	0	0	10.
and leases covered by FDIC loss-sharing agreements)
a. Guaranteed portion of loans and leases included in item 10 above	RCON5615	RCON5616	RCON5617
(exclude rebooked “GNMA loans”)	0	0	0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are	RCONC866	RCONC867	RCONC868
eligible for repurchase included in item 10 above	0	0	0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):				M.1.
a. Loans secured by 1-4 family residential properties	RCONF661	RCONF662	RCONF663
	0	0	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for	RCON1658	RCON1659	RCON1661
household, family, and other personal expenditures)	0	0	157,315	M.1.b.
2. Loans to finance commercial real estate, construction, and land	RCON6558	RCON6559	RCON6560
development activities (not secured by real estate) included in Schedule	0	0	8,931	M.2.
RC-N, items 4 and 7, above
3. Not available				M.3.
a. Loans secured by real estate to non-U.S. addressees (domicile)	RCON1248	RCON1249	RCON1250
(included in Schedule RC-N, item 1, above)	0	0	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule	RCON5380	RCON5381	RCON5382
RC-N, item 2, above)	0	0	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees	RCON1254	RCON1255	RCON1256
(domicile) (included in Schedule RC-N, item 4, above)	0	0	0	M.3.c.
d. Leases to individuals for household, family, and other personal	RCONF166	RCONF167	RCONF168
expenditures (included in Schedule RC-N, item 8, above)	0	0	0	M.3.d.
4. Loans to finance agricultural production and other loans to farmers	RCON1594	RCON1597	RCON1583
(included in Schedule RC-N, item 7, above)	0	0	0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	33

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
a. Loans and leases held for sale	RCONC240	RCONC241	RCONC226
	0	0	0	M.5.a.
b. Loans measured at fair value:				M.5.b.
1. Fair value	RCONF664	RCONF665	RCONF666
	0	0	0	M.5.b.1.
2. Unpaid principal balance	RCONF667	RCONF668	RCONF669
	0	0	0	M.5.b.2.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past due 30		(Column B) Past due 90
Dollar amounts in thousands	through 89 days		days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0	M.6.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCONC410	11,944	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	19,254	M.8.
Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	4,627,824	1.
2. Total allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF238	4,622,621	4.
5. Total daily average of allowable exclusions	RCONF239	0	5.
6. Not applicable			6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.
1.Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	34

Dollar amounts in thousands
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	3,719,672	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	75619	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	518,863	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	1229	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	376,792	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	10910	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	12,497	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	39	M.1.d.2.
2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid	RCON5597	312,964	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
			M.3.
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC’s regulations) of more than $250,000 (see instructions):			M.4.
a. Average daily amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)	RCONJ651	0	M.4.a.
b. Average daily number of noninterest-bearing transaction accounts of more than $250,000 (rounded to two decimal places)	RCONJ652	0.00	M.4.b.
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):			M.5.
a. Amount of noninterest-bearing transaction accounts of more than $250,000	RCONJ944	1,399	M.5.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	1	M.5.b.
Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	0	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	35

Dollar amounts in thousands
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	36
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
1. Available-for-sale securities	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
	1,512,775	0	0	1,512,775	0	1.
2. Federal funds sold and securities purchased under	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
agreements to resell	0	0	0	0	0	2.
3. Loans and leases held for sale	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
	0	0	0	0	0	3.
4. Loans and leases held for investment	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
	0	0	0	0	0	4.
5. Trading assets:						5.
a. Derivative assets	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
	0	0	0	0	0	5.a.
b. Other trading assets	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
	0	0	0	0	0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
	0	0	0	0	0	5.b.1.
6. All other assets	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
basis (sum of items 1 through 5.b plus item 6)	1,512,775	0	0	1,512,775	0	7.
8. Deposits	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
agreements to repurchase	0	0	0	0	0	9.
10. Trading liabilities:						10.
a. Derivative liabilities	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
	0	0	0	0	0	10.a.
b. Other trading liabilities	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
	0	0	0	0	0	10.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	37

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
11. Other borrowed money	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
	0	0	0	0	0	11.
12. Subordinated notes and debentures	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
	0	0	0	0	0	12.
13. All other liabilities	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
	0	0	0	0	0	13.
14.Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
	0	0	0	0	0	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
	0	0	0	0	0	M.1.a.
b. Nontrading derivative assets	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
	0	0	0	0	0	M.1.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	38
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	39
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
2. Amount of component	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
	0	0	0	0	0	M.1.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	40
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	41
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
2. Amount of component	0	0	0	0	0	M.1.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	42
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	43
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
2. Amount of component	0	0	0	0	0	M.1.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	44
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	45
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
2. Amount of component	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
	0	0	0	0	0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
	0	0	0	0	0	M.2.a.
b. Nontrading derivative liabilities	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
	0	0	0	0	0	M.2.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	46
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	47
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
2. Amount of component	0	0	0	0	0	M.2.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	48
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	49
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
2. Amount of component	0	0	0	0	0	M.2.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	50
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	51
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
2. Amount of component	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
	0	0	0	0	0	M.2.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	52
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.2.f.
1. Describe component	TEXTG586	M.2.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	53
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
2. Amount of component	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
	0	0	0	0	0	M.2.f.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	54

Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	924,644	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCON8434	6,024	2.
3. Net unrealized loss on available-for-sale equity securities	RCONA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCON4336	0	4.
5. Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCONB590	161,799	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCONF264	0	7.b.
8. Subtotal	RCONC227	756,821	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
b. Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital	RCON8274	756,821	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	57,001	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital	RCON5311	57,001	17.
18. Allowable Tier 2 capital	RCON8275	57,001	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital	RCON3792	813,822	21.
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	5,918,404	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCONB590	161,799	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	0	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes	RCONA224	5,756,605	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.
Schedule RC-R — Regulatory Capital

	(Column A) Percentage
	(Banks with Financial		(Column B) Percentage
Dollar amounts in thousands	Subsidiaries)		(All Banks)
31. Tier 1 leverage ratio	RCON7273	0.000000	RCON7204	0.131470	31.
32. Tier 1 risk-based capital ratio	RCON7274	0.000000	RCON7206	0.168598	32.
33. Total risk-based capital ratio	RCON7275	0.000000	RCON7205	0.181296	33.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	55

Schedule RC-R — Regulatory Capital

		(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Items Not	Allocation by	Allocation by	Allocation by	Allocation by
	Totals (from	Subject to	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Schedule RC)	Risk-Weighting	Category 0%	Category 20%	Category 50%	Category 100%
34. Cash and balances dues from depository institutions	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
	237,151	0	64,135	173,016		0	34.
35. Held-to-maturity securities	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
	321,983	0	0	321,983	0	0	35.
36. Available-for-sale securities	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
	1,512,775	10,041	730,062	772,672	0	0	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225		RCONC063	RCONC064		RCONB520
	0		0	0		0	37.
38. Loans and leases held for sale	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
	14,201	0	0	0	0	14,201	38.
39. Loans and leases, net of unearned income	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
	3,763,773	0	50,893	56,806	149,781	3,506,293	39.
40. Allowance for loan and lease losses	RCON3123	RCON3123
	124,878	124,878					40.
41. Trading Assets	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
	0	0	0	0	0	0	41.
42. All other assets	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
	409,899	173,155	16,436	51,555	0	168,753	42.
43. Total Assets	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
	6,134,904	58,318	861,526	1,376,032	149,781	3,689,247	43.
Schedule RC-R — Regulatory Capital

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
44. Financial standby letters of credit	RCONB546	RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
	40,910	40,910	0	0	0	40,910	44.
45. Performance standby letters of credit	RCON3821	RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
	0	0	0	0	0	0	45.
46. Commercial and similar letters of credit	RCON3411	RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
	0	0	0	0	0	0	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	56

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429	RCONB660	RCONB661	RCONB662		RCONB663
	0	0	0	0		0	47.
48. Securities lent	RCON3433	RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
	0	0	0	0	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250	RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
	0	0	0	0	0	0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement
	RCONB541	RCONB542				RCONB543
	0	0				0	50.
51. All other financial assets sold with recourse	RCONB675	RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
	0	0	0	0	0	0	51.
52. All other off-balance sheet liabilities	RCONB681	RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
	0	0	0	0	0	0	52.
53. Unused commitments:							53.
a. With an original maturity exceeding one year	RCON3833	RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
	958,699	479,350	0	0	0	479,350	53.a.
b. With an original maturity of one year or less to asset-backed commercial paper conduits	RCONG591	RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
	0	0	0	0	0	0	53.b.
54. Derivative contracts		RCONA167	RCONB693	RCONB694	RCONB695
		932	0	0	932		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCONB696	RCONB697	RCONB698	RCONB699
			861,526	1,376,032	150,713	4,209,507	55.
56. Risk weight factor							56.
57. Risk-weighted assets by risk weight category			RCONB700	RCONB701	RCONB702	RCONB703
			0	275,206	75,357	4,209,507	57.
58. Market risk equivalent assets						RCON1651
						0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCONB704
						4,560,070	59.
60. Excess allowance for loan and lease losses						RCONA222
61. Allocated transfer risk reserve						71,161	60.
						RCON3128
						0	61.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	57

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
62. Total risk-weighted assets						RCONA223
						4,488,909	62.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	58
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0	M.1.
Schedule RC-R — Regulatory Capital

		(Column B) With
		a remaining
	(Column A) With	maturity of over	(Column C) With
	a remaining	one year	a remaining
	maturity of one	through five	maturity of over
Dollar amounts in thousands	year or less	years	five years
2. Notional principal amounts of derivative contracts:				M.2.
a. Interest rate contracts	RCON3809	RCON8766	RCON8767
	0	0	0	M.2.a.
b. Foreign exchange contracts	RCON3812	RCON8769	RCON8770
	0	18,633	0	M.2.b.
c. Gold contracts	RCON8771	RCON8772	RCON8773
	0	0	0	M.2.c.
d. Other precious metals contracts	RCON8774	RCON8775	RCON8776
	0	0	0	M.2.d.
e. Other commodity contracts	RCON8777	RCON8778	RCON8779
	0	0	0	M.2.e.
f. Equity derivative contracts	RCONA000	RCONA001	RCONA002
	0	0	0	M.2.f.
g. Credit derivative contracts: Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:
				M.2.g.
1. Investment grade	RCONG597	RCONG598	RCONG599
	0	0	0	M.2.g.1.
2. Subinvestment grade	RCONG600	RCONG601	RCONG602
	0	0	0	M.2.g.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	59
Schedule RC-S — Servicing Securitization and Asset Sale Activities

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
	0	0	0	0	0	0	0	2.a.
b. Subordinated securities and other residual interests	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other enhancements	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
	0	0	0	0	0	0	0	4.a.
b. 90 days or more past due	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
	0	0	0	0	0	0	0	5.a.
b. Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
	0	0	0	0	0	0	0	5.b.
6. Amount of ownership (or seller’s) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761	RCONB762			RCONB763
		0	0			0		6.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	60

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
b. Loans (included in Schedule RC-C)		RCONB500	RCONB501			RCONB502
		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
a. 30-89 days past due		RCONB764	RCONB765			RCONB766
		0	0			0		7.a.
b. 90 days or more past due		RCONB767	RCONB768			RCONB769
		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
a. Charge-offs		RIADB770	RIADB771			RIADB772
		0	0			0		8.a.
b. Recoveries		RIADB773	RIADB774			RIADB775
		0	0			0		8.b.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
	RCONB776	RCONB777	RCONB778	RCONB779	RCONB780	RCONB781	RCONB782
	0	0	0	0	0	0	0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783	RCONB784	RCONB785	RCONB786	RCONB787	RCONB788	RCONB789
	0	0	0	0	0	0	0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790	RCONB791	RCONB792	RCONB793	RCONB794	RCONB795	RCONB796
	0	0	0	0	0	0	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797	RCONB798	RCONB799	RCONB800	RCONB801	RCONB802	RCONB803
	0	0	0	0	0	0	0	12.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	61
Schedule RC-S — Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	0	M.2.b.
c. Other financial assets (includes home equity lines)	RCONA591	4,539,096	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCONC407	NR	M.4.
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	No	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	No	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	No	3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	62
Schedule RC-T — Fiduciary and Related Services

		(Column B)	(Column C) Number	(Column D) Number
	(Column A)	Non-Managed	of Managed	of Non-Managed
Dollar amounts in thousands	Managed Assets	Assets	Accounts	Accounts
4. Personal trust and agency accounts	RCONB868	RCONB869	RCONB870	RCONB871
	NR	NR	NR	NR	4.
5. Employee benefit and retirement-related trust and agency accounts:					5.
a. Employee benefit — defined contribution	RCONB872	RCONB873	RCONB874	RCONB875
	NR	NR	NR	NR	5.a.
b. Employee benefit — defined benefit	RCONB876	RCONB877	RCONB878	RCONB879
	NR	NR	NR	NR	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
	NR	NR	NR	NR	5.c.
6. Corporate trust and agency accounts	RCONB884	RCONB885	RCONC001	RCONC002
	NR	NR	NR	NR	6.
7. Investment management and investment advisory agency accounts	RCONB886	RCONJ253	RCONB888	RCONJ254
	NR	NR	NR	NR	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	RCONJ256	RCONJ257	RCONJ258
	NR	NR	NR	NR	8.
9. Other fiduciary accounts	RCONB890	RCONB891	RCONB892	RCONB893
	NR	NR	NR	NR	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	RCONB895	RCONB896	RCONB897
	NR	NR	NR	NR	10.
11. Custody and safekeeping accounts		RCONB898		RCONB899
		NR		NR	11.
12. Not applicable					12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259	RCONJ260	RCONJ261	RCONJ262
	NR	NR	NR	NR	13.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	63
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	NR	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit — defined contribution	RIADB905	NR	15.a.
b. Employee benefit — defined benefit	RIADB906	NR	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	NR	15.c.
16. Corporate trust and agency accounts	RIADA479	NR	16.
17. Investment management and investment advisory agency accounts	RIADJ315	NR	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	NR	18.
19. Other fiduciary accounts	RIADA480	NR	19.
20. Custody and safekeeping accounts	RIADB909	NR	20.
21. Other fiduciary and related services income	RIADB910	NR	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	0	22.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts
1. Managed assets held in fiduciary accounts:				M.1.
a. Noninterest-bearing deposits	RCONJ263	RCONJ264	RCONJ265
	NR	NR	NR	M.1.a.
b. Interest-bearing deposits	RCONJ266	RCONJ267	RCONJ268
	NR	NR	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONJ269	RCONJ270	RCONJ271
	NR	NR	NR	M.1.c.
d. State, county, and municipal obligations	RCONJ272	RCONJ273	RCONJ274
	NR	NR	NR	M.1.d.
e. Money market mutual funds	RCONJ275	RCONJ276	RCONJ277
	NR	NR	NR	M.1.e.
f. Equity mutual funds	RCONJ278	RCONJ279	RCONJ280
	NR	NR	NR	M.1.f.
g. Other mutual funds	RCONJ281	RCONJ282	RCONJ283
	NR	NR	NR	M.1.g.
h. Common trust funds and collective investment funds	RCONJ284	RCONJ285	RCONJ286
	NR	NR	NR	M.1.h.
i. Other short-term obligations	RCONJ287	RCONJ288	RCONJ289
	NR	NR	NR	M.1.i.
j. Other notes and bonds	RCONJ290	RCONJ291	RCONJ292
	NR	NR	NR	M.1.j.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	64

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts
k. Investments in unregistered funds and private equity Investments	RCONJ293	RCONJ294	RCONJ295
	NR	NR	NR	M.1.k.
l. Other common and preferred stocks	RCONJ296	RCONJ297	RCONJ298
	NR	NR	NR	M.1.l.
m. Real estate mortgages	RCONJ299	RCONJ300	RCONJ301
	NR	NR	NR	M.1.m.
n. Real estate	RCONJ302	RCONJ303	RCONJ304
	NR	NR	NR	M.1.n.
o. Miscellaneous assets	RCONJ305	RCONJ306	RCONJ307
	NR	NR	NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308 NR	RCONJ309 NR	RCONJ310 NR	M.1.p
Schedule RC-T — Fiduciary and Related Services

	(Column A) Managed		(Column B) Number of
Dollar amounts in thousands	Assets		Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	NR	RCONJ312	NR	M.1.q.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Principal
Dollar amounts in thousands	Issues		Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCONB927	NR	RCONB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCONJ313	NR	RCONJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	NR			M.2.b.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Market Value
Dollar amounts in thousands	Funds		of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCONB931	NR	RCONB932	NR	M.3.a.
b. International/Global equity	RCONB933	NR	RCONB934	NR	M.3.b.
c. Stock/Bond blend	RCONB935	NR	RCONB936	NR	M.3.c.
d. Taxable bond	RCONB937	NR	RCONB938	NR	M.3.d.
e. Municipal bond	RCONB939	NR	RCONB940	NR	M.3.e.
f. Short term investments/Money market	RCONB941	NR	RCONB942	NR	M.3.f.
g. Specialty/Other	RCONB943	NR	RCONB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	NR	RCONB946	NR	M.3.h.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	65
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Gross Losses	Gross Losses
	Managed	Non-Managed	(Column C)
Dollar amounts in thousands	Accounts	Accounts	Recoveries
4. Fiduciary settlements, surcharges, and other losses:				M.4.
a. Personal trust and agency accounts	RIADB947	RIADB948	RIADB949
	NR	NR	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	RIADB951	RIADB952
	NR	NR	NR	M.4.b.
c. Investment management agency accounts	RIADB953	RIADB954	RIADB955
	NR	NR	NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	RIADB957	RIADB958
	NR	NR	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum	RIADB959	RIADB960	RIADB961
of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	NR	NR	NR	M.4.e.
General Instructions

Dollar amounts in thousands
1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.
a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	66
Glossary

Dollar amounts in thousands
1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.a.
41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.a.
46. Dividends	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	67

Dollar amounts in thousands
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
a. Fair Value	54.a.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.
89. Mandatory Convertible Debt	89.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	68

Dollar amounts in thousands
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.
140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transction Account	146.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2010
Last Updated on 1/30/2011	69

Dollar amounts in thousands
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156. When-Issued Securities Transactions	156.